EXHIBIT 1

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Index and ETF options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
S&P Canada 60 Index Options                               SXO                                      N/A
iShares CDN S&P/TSX60 Index Fund                          XIU - XIZ - LIU - ZUI                    XIU
iShares CDN S&P/TSX Capped Gold Index Fund                XGD - XGL - LXG - LGX - ZXG              XGD
iShares CDN S&P/TSX Capped Financials Index Fund          XFN                                      XFN
iShares CDN S&P/TSX Capped Information TechnologyIndex
  Fund                                                    XIT                                      XIT
iShares CDN S&P/TSX Capped Energy Index Fund              XEX - XEG - XEE - LGE - ZGE              XEG
iShares CDN S&P/TSX Capped Materials Index Fund           XMA                                      XMA

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Equity Options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
Aber Diamond Corp.                                        ABZ                                      ABZ
Abitibi-Consolidated Inc                                  A                                        A
ACE Aviation Holdings Inc.                                ACJ                                      ACJ
Agnico-Eagle Mines Limited                                AEM                                      AEM
Agrium Inc.                                               AGU                                      AGU
Alcan Inc.                                                ALX - AL - ALY - ZAX - ZAL               AL
Algoma Steel Inc.                                         AGZ                                      AGZ
Alimentation Couche Tard Inc.                             ATD                                      ATD.B
ARC Energy Trust                                          AET                                      AETu
Astral Media Inc.                                         ACM                                      ACM.A
ATI Technologies Incorporated Long Term OLD               LTZ - ZTZ                                ATZ
ATS Automation Tooling Systems Inc.                       ATA                                      ATA
Aur Resources Inc.                                        AUR                                      AUR
Axcan Pharma Inc.                                         AXP                                      AXP
Ballard Power Systems Inc.                                BLD                                      BLD
Bank of Montreal                                          BMO - ZBM - WBM                          BMO
Bank of Nova Scotia (The)                                 BNS - ZBQ - WBQ                          BNS
Barrick Gold Corporation                                  ABX - ZBA - WBA                          ABX
BCE Inc.                                                  BCE - WBC - LCQ - ZBC - ZCQ              BCE
Bema Gold Corp. OLD                                       BGQ                                      BGQ
Biovail Corporation                                       BVF                                      BVF
Bombardier Inc.                                           BBD - ZBB - WBB                          BBD.B
Brookfield Asset Man. Inc. Cl. A                          BAQ                                      BAM.A
CAE Inc.                                                  CAE                                      CAE
Cameco Corporation                                        CCO - ZOC - WOC                          CCO
Canadian Imperial Bank of Commerce                        CM - ZMC - WCO                           CM
Canadian National Railway Company                         CNR                                      CNR
Canadian Natural Resources Limited                        CNQ - WNQ - ZNQ                          CNQ
Canadian Oil Sands Trust                                  COS                                      COSu
Canadian Pacific Railway Limited                          CP                                       CP
Canadian Tire Corp. Ltd                                   CTC                                      CTC.A
Canetic Resources Trust                                   CNE                                      CNEu
Celestica Inc.                                            CLS - ZLS                                CLS
CGI Inc. (Group)                                          GIB                                      GIB.A
CI Financial Inc.                                         CIX                                      CIXu
Cognos Inc.                                               CSN                                      CSN
Compton Petroleum Corp                                    CMT                                      CMT
Cott Corp.                                                BCB                                      BCB
Denison Mines Corp.                                       DML                                      DML
Domtar Corporation                                        UFS                                      UFS
Duvernay Oil Corp.                                        DDV                                      DDV
Eldorado Gold Corp.                                       ELD                                      ELD
Emera Inc.                                                EMA                                      EMA
Enbridge Inc.                                             ENB                                      ENB
EnCanaCorporation                                         ECA - ZEC - WEC                          ECA
Enerplus Resources Fund                                   ERF                                      ERFu
Ensign Energy Services Inc.                               ESI                                      ESI
Fairfax Financial Holdings Ltd.                           FFH                                      FFH
Falconbridge Limited (old)                                LFQ                                      FAQ
Finning International Inc.                                FTT - FTZ                                FTT
First Quantum Minerals                                    FM - FMZ                                 FM
FNX Mining Company Inc.                                   FNX                                      FNX
Fording Canadian Coal Trust                               FDG                                      FDGu
Gammon Gold Inc.                                          GAM                                      GAM
George Weston Limited                                     WN                                       WN
Gildan Activewear Inc.                                    GIL                                      GIL
Goldcorp Inc.                                             G - ZGA - WGA                            G
Great-West Lifeco Inc.                                    GWO                                      GWO
Harvest Energy Trust                                      HTE                                      HTEu
HudBay Minerals Inc.                                      HBM                                      HBM
Husky Energy Inc.                                         HSE - ZHS - WHS - HSZ - ZHZ              HSE
IAMGold Corporation                                       IMG                                      IMG
IGM Financial Inc.                                        IGM                                      IGM
Imperial Oil Limited                                      IMO                                      IMO
Inco Limited OLD                                          LNZ - ZNZ                                 NZ
Industrial Alliance Insurance and
Financial Services Inc.                                   IAG                                      IAG
Inmet Mining Corporation                                  IMN                                      IMN
IPSCO Inc.                                                IPS                                      IPS
Ivanhoe Mines Ltd.                                        IVN                                      IVN
Kingsway Financial Services Inc.                          KFS                                      KFS
Kinross Gold Corporation                                  K - WKK - ZKK                            K
LionOre Mining International Ltd.                         LIM                                      LIM
Loblaw Companies Ltd.                                     L                                        L
Lundin Mining Corp.                                       LUN                                      LUN
Magna International Inc                                   MG                                       MG .A
Manitoba Telecom Services Inc.                            MBT                                      MBT
Manulife Financial Corporation                            MFC - ZCF - WCF                          MFC
MDS Inc.                                                  MDS                                      MDS
Meridian Gold Inc.                                        MNG                                      MNG
Methanex Corporation                                      MX                                       MX
Metro Inc.                                                MRU                                      MRU.A
National Bank of Canada                                   NA - ZNA - WNA                           NA
Nexen Inc.                                                NXY - NXZ                                NXY
Niko Resources Ltd.                                       NKO                                      NKO
Norbord Inc.                                              NBD                                      NBD
Nortel Networks Corporation                               NT - LXN - ZNX - ZNT                     NT
NOVA Chemicals Corporation                                NCX                                      NCX
NovaGold Resources Inc.                                   NG                                       NG
Novelis Inc. OLD                                          NVQ                                      NVQ
Oilexco Incorporated                                      OIL                                      OIL
Onex Corp.                                                OCX                                      OCX
Open Text Corp                                            OTC                                      OTC
OPTI Canada Inc.                                          OPC                                      OPC
Paladin Resources                                         PDN                                      PDN
Pan American Silver Corporation                           PAA                                      PAA
Paramount Resources Ltd.                                  POU - POQ                                POU
Pengrowth Energy Trust                                    PGF                                      PGFu
Penn West Energy Trust                                    PWT                                      PWTu
Petro-Canada                                              PCA - ZCA                                PCA
Placer Dome Leaps (old)                                   LDQ                                      PGQ
Potash Corporation of Sas                                 POT - POX                                POT
Power Corporation of Canada                               POW                                      POW
Power Financial Corporation                               PWF                                      PWF
Precision Drilling Trust                                  PD                                       PD u
Provident Energy Trust                                    PVE                                      PVEu
QLT Inc.                                                  QLT                                      QLT
Research in Motion Limited                                RIM                                      RIM
Rogers Communications Inc.                                RCI - ZCR - WCR                          RCI.B
Rona Inc.                                                 RON                                      RON
Royal Bank of Canada                                      RY - ZRY - WYR                           RY
Shaw Communications Inc.                                  SJR                                      SJR.B
Shell Canada Limited OLD                                  SCQ                                      SCQ
Sherritt International Corporation                        S                                        S
Shoppers Drug Mart                                        SC                                       SC
Sierra Wireless Inc.                                      SW                                       SW
Silver Standard Resources Inc.                            SSO                                      SSO
Silver Wheaton Corp.                                      SLW                                      SLW
Sino-Forest Corporation                                   TRE                                      TRE
SNC-Lavalin Group Inc.                                    SNC                                      SNC
Sobeys Inc. Old                                           SBQ                                      SBQ
Sun Life Financial                                        SLF                                      SLF
Suncor Energy Inc.                                        SU - SUX - ZSU                           SU
Talisman Energy Inc.                                      TLM - ZLM                                TLM
Teck Cominco Limited Cl. B                                TCK - TKX - WCK - ZKX                    TCK.B
TELUS Corporation                                         T - ZTU - WTU                            T
The Jean Coutu Group (PJC) Inc.                           PJC                                      PJC.A
Thompson Creek Metals Company Inc.                        TCM                                      TCM
Thomson Corporation (The)                                 TOC                                      TOC
Tim Hortons                                               THI                                      THI
Toronto-Dominion Bank (The)                               TD - ZTD - WTD                           TD
TransAlta Corporation                                     TA                                       TA
TransCanada Corporation                                   TRP - ZTP - WTP                          TRP
Trican Well Services Inc.                                 TCW                                      TCW
TSX Group Inc.                                            X                                        X
Uranium One, Inc.                                         SXR                                      SXR
UTS Energy Corp.                                          UTS                                      UTS
Western Oil Sands Inc.                                    WTO                                      WTO
Westjet Airlines Ltd.                                     WJA                                      WJA
Yamana Gold Inc.                                          YRI                                      YRI
Yellow Pages Income Fund                                  YLO                                      YLOu
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